UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2012

SOUTHERN TRUST SECURITIES HOLDING CORP.
(Exact name of registrant as specified in its charter)

Florida	000-52618	651001593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

145 Almeria Ave., Coral Gables, Florida 33134
(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (305) 446-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)  Appointment of New Principal Financial Officer

On June 9, 2012, Southern Trust Securities Holding Corp ("Company") appointed Frank Moreno as Controller of the Company and its subsidiaries. Mr. Moreno is 44 years old. He previously worked at Compass Holdings from 2009-2011 and Lennar Corporation from 2001-2009.

Mr. Moreno is a registered CPA. He received his undergraduate degree from the University of Notre Dame and his Masters of Business Administration from the University of Florida.

Mr. Moreno was granted 200,000 non-statutory options to purchase the Company's stock at an exercise price of $0.35 per share, vesting yearly over a three year period. The options are 10-year options.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN TRUST SECURITIES HOLDING CORP.

Date: June 18, 2012	By:	/s/ Robert Escobio
Robert Escobio
Chief Executive Officer